Exhibit H-1
                    ORGANIZATIONAL CHART
           Investment in Foreign Utility Company

                 --------------------------
                |  Central and South West  |
                |       Corporation        |
                 --------------------------
                             |
                             |
                             |
                 --------------------------
                | CSW International, Inc. |
                 --------------------------
                             |
           -----------------------------------------------------------
          |                  |         |         |                    |
 -----------------   ----------------- | ------------------   ----------------
|CSW International| |CSW International|||CSW International,| |     Energia    |
|    Two, Inc.    | |  Three, Inc.    |||  Inc. (Cayman)   | |Internacional de|
 -----------------   ----------------- | ------------------  | CSW de S.A. de |
          |            |   |           |    |                |       C.V.     |
          |            |   |           |    |                |    (Mexico)    |
          |            |   |           |    |                 ----------------
          |            |   |         -----------------               |       |
    ----------------   |   |        | CSW Vale L.L.C. |              |       |
 --| CSW UK Holdings|  |   |        |    (Cayman)     |  ------------------  |
|   ----------------   |   |         -----------------  | Aceltek, S.A. de | |
|         |            |   |                 |          |   R.L. de C.V.   | |
|      --------------  |   |                 |          |     (Mexico)     | |
|     | CSW I Europe | |   |                 |           ------------------  |
|     |    Limited   | |   |   --------------------------          |         |
|      --------------  |   |  | Empresa de Electricidade |         |         |
|             |        |   |  | Vale de Paranapanema S.A.|     ---------------
|      --------------  |   |   --------------------------     | Enertek, S.A. |
|     | South Coast  | |   |                                  |    de C.V.    |
|     |  Power Ltd.  | |   |                                  |   (Mexico)    |
|      --------------  |   |                                   ---------------
|    --------------------- |
 --|CSW UK Finance Company||
     --------------------- |
                     |     |
                     |     |
                  -------------------
                 |  CSW Investments  |
                  -------------------
                           |
                  --------------------
                 | SEEBOARD Group plc |
                  --------------------
                           |
                     --------------
                    | SEEBOARD plc |
                     --------------